================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                                LANCASTER COLONY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                             [LANCASTER COLONY LOGO]
                              37 WEST BROAD STREET
                              COLUMBUS, OHIO 43215


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 18, 2002

      The annual meeting of shareholders of Lancaster Colony Corporation (the "Corporation") will be held at 11:00 a.m., Eastern Standard Time, November 18, 2002, in the Executive Meeting Room of the Hyatt on Capitol Square, 75 East State Street, Columbus, Ohio 43215.

      The meeting will be held for the following purposes:

      1. To elect three directors for a term which expires in 2005.

      2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      By action of the Board of Directors, only persons who are holders of record of shares of the Corporation at the close of business on September 20, 2002 will be entitled to notice of and to vote at the meeting.

      If you do not expect to attend the meeting, please sign, date and return the enclosed proxy. A self-addressed envelope which requires no postage is enclosed for your convenience in returning the proxy. Its prompt return would be appreciated. The giving of the proxy will not affect your right to vote in person should you find it convenient to attend the meeting.


                                                      JOHN B. GERLACH, JR.
                                                      Chairman of the Board,
                                                      Chief Executive Officer
                                                      and President

October 16, 2002

                          LANCASTER COLONY CORPORATION
                              37 WEST BROAD STREET
                              COLUMBUS, OHIO 43215

                                 PROXY STATEMENT

                               GENERAL INFORMATION

     This Proxy Statement is furnished to the shareholders of Lancaster Colony Corporation (the "Corporation") in connection with the solicitation by the Board of Directors of the Corporation of proxies to be used in voting at the annual meeting of shareholders to be held November 18, 2002, in the Executive Meeting Room of the Hyatt on Capitol Square, 75 East State Street, Columbus, Ohio 43215, at 11:00 a.m., Eastern Standard Time (the "Annual Meeting"). The enclosed proxy, if completed and forwarded to the Corporation, will be voted in accordance with the instructions contained therein. The proposals referred to therein are described in this Proxy Statement.

     The proxy may be revoked by the person giving it any time before it is exercised. Such revocation, to be effective, must be communicated to the Secretary or Assistant Secretary of the Corporation. The presence of a shareholder at the Annual Meeting will not revoke the proxy unless specific notice thereof is given.

     The Corporation will bear the cost of solicitation of proxies, including any charges and expenses of brokerage firms and others for forwarding solicitation material to the beneficial owners of stock. In addition to the use of the mails, proxies may be solicited by personal interview, by telephone or through the efforts of officers and regular employees of the Corporation.

     The Board of Directors has fixed the close of business on September 20, 2002 as the record date for the determination of shareholders entitled to receive notice and to vote at the Annual Meeting or any adjournment thereof. At that date the Corporation had outstanding and entitled to vote 36,533,422 shares of Common Stock, each share entitling the holder to one vote. The Corporation has no other class of stock outstanding. Under Ohio law, except for the election of directors, abstentions and broker non-votes will have the same effect as votes against any proposal. Abstentions and broker non-votes will have no effect on the election of directors since, under Ohio law, the nominees for election as directors at the Annual Meeting who receive the greatest number of votes shall be elected. This Proxy Statement is first being mailed to shareholders on or about October 16, 2002.

                      NOMINATION AND ELECTION OF DIRECTORS

     The Board of Directors of the Corporation currently consists of nine members and is divided into three classes. The members of the three classes are elected to serve for staggered terms of three years. Pursuant to Section 2.04 of the Code of Regulations, the number of directors constituting each class will, as nearly as practicable, be equal. The Board of Directors of the Corporation currently consists of three classes of three members each.

     The names and ages of the "Nominees" and the "Continuing Directors," their principal occupations during the past five years and certain other information together with their beneficial ownership of the Corporation's Common Stock as of August 30, 2002, are listed below. As of August 30, 2002, the Corporation had outstanding and entitled to vote 36,549,739 shares of Common Stock.


                       NOMINEES FOR TERM TO EXPIRE IN 2005

NAME; OFFICE WITH CORPORATION;                                            DIRECTOR     SHARES OWNED AT      PERCENT OF
    PRINCIPAL OCCUPATION                                            AGE     SINCE      AUGUST 30, 2002        CLASS
    --------------------                                            ---     -----      ---------------        -----

Robert L. Fox;..................................................    53       1991          1,064,759          2.91%
   Investment Executive for Advest, Inc.
   (stock brokerage firm) since 1978(2)(3)(8)

John B. Gerlach, Jr.;...........................................    48       1985          8,184,087         22.38%
   Chairman of the Board, Chief Executive Officer
   and President(1)(2)(3)(4)(5)(6)(7)

Edward H. Jennings;.............................................    65       1990                799            *
   President Emeritus at The Ohio State University;
   formerly Interim President of The Ohio State University
   from July 1, 2002 to September 30, 2002, Professor of
   Finance at The Ohio State University from 1990 to
   April 2002 and President of The Ohio State University
   from 1981 to 1990(9)


----------------------

* Less than 1%

    (1) See footnotes 1 and 3 under "Continuing Directors" which explanations apply to Mr. Gerlach.

    (2) See footnote 2 under "Continuing Directors" which explanation applies to Messrs. Fox and Gerlach.

    (3) Mr. Gerlach, a trustee of Gerlach Foundation, Inc., and Mr. Fox, a trustee of Fox Foundation, Inc., share voting and investment power with their respective foundations, both of which are private charitable foundations. Gerlach Foundation, Inc. holds 404,826 shares and Fox Foundation, Inc. holds 62,569 shares. These shares are included in the above table. Gerlach Foundation, Inc., Fox Foundation, Inc. and The FG Foundation, a private charitable foundation of which Mr. Fox and Mr. Gerlach are the trustees, together control an additional 620,122 shares held by Lehrs, Inc. The shares held by Lehrs, Inc. are also included in the total number of shares held by Mr. Gerlach and Mr. Fox. The trustees each has disclaimed beneficial ownership of any of these shares in footnote 2 under "Continuing Directors."

    (4) Mr. Gerlach by virtue of his stock ownership and positions with the Corporation may be deemed a "control person" of the Corporation.

    (5) Mr. Gerlach is trustee and his mother, Dareth A. Gerlach, is special trustee of the John B. Gerlach Trust. This trust presently holds 5,875,032 shares of Common Stock of the Corporation. These shares are included in the total number of shares held by Mr. Gerlach in the above table. Mr. Gerlach has disclaimed beneficial ownership of these shares in footnote 2 under "Continuing Directors."

    (6) Includes 348,000 shares held by a family limited partnership and 12,500 shares held by a corporation which is the general partner of the family limited partnership. Mr. Gerlach shares indirect beneficial ownership of these shares.

    (7) Mr. Gerlach is also a director of Huntington Bancshares Incorporated.

    (8) Includes 16,825 shares of the Common Stock of the Corporation which are held by a trust of which Mr. Fox is the trustee. Mr. Fox has sole voting and dispositive power with respect to these shares.

    (9) Mr. Jennings is also a director of Borden Chemicals & Plastics Ltd. Partnership.

     All the nominees have indicated a willingness to stand for election and to serve if elected. It is intended that the shares represented by the enclosed proxy will be voted for the election of the above named nominees. Although it is anticipated that each nominee will be available to serve as a director, should any nominee be unable to serve, the proxies will be voted by the proxy holders in their discretion for another person designated by the Board of Directors.



                              CONTINUING DIRECTORS

NAME; OFFICE WITH CORPORATION;                                   DIRECTOR   TERM        SHARES OWNED AT   PERCENT OF
    PRINCIPAL OCCUPATION                                   AGE     SINCE   EXPIRES      AUGUST 30, 2002      CLASS
    --------------------                                   ---     -----   -------      ---------------      -----

Kerrii B. Anderson;.....................................   45       1997     2003            1,750             *
   Executive Vice President, Chief Financial Officer
   and Director of Wendy's International, Inc.;
   Senior Vice President and Chief Financial Officer of
   M/I Schottenstein Homes, Inc. (homebuilders)
   from 1993 to 2000

John L. Boylan;.........................................   47       1998     2004           26,932             *
   Treasurer, Vice President
   and Chief Financial Officer(1)(3)

Morris S. Halpern; Retired;.............................   72       1963     2003           55,614             *
   formerly Vice President of the Corporation(5)

Robert S. Hamilton; Retired;............................   74       1985     2003           13,223             *
   Vice Chairman Emeritus
   of Liqui-Box Corporation
   (plastic packaging manufacturer)
   from April 2000 to October 2000;
   Vice Chairman of Liqui-Box Corporation
   from 1989 to April 2000(2)

Henry M. O'Neill, Jr.;..................................   67       1976     2004           19,651             *
   Chairman and Chief Executive Officer
   of AGT International, Inc. (voice
   response systems) since 1988;
   Chairman of the Board of Evergreen
   Quality Catering (mobile caterer) since 1987

Zuheir Sofia;...........................................   58       1998     2004            4,319             *
   Chairman of Sofia & Company, Inc.
   (investment-banking firm); President,
   Chief Operating Officer, Treasurer and
   Director of Huntington Bancshares Incorporated
   from 1986 to 1998(4)
All directors and executive officers
   as a group (11 Persons)(1)(3) .......................                                 8,848,789          24.17%

_________________

* Less than 1%

    (1) Holdings include shares held by the Employee Stock Ownership Plan (the "ESOP") allocated to the accounts of Lancaster Colony Corporation employees. Employees have the right to direct the voting of the shares held by the ESOP.

    (2) Holdings include shares owned by spouses, minor children and shares held in custodianship or as trustee. The following persons disclaim beneficial ownership in such holdings with respect to the number of shares indicated: Mr. Fox, 813,927; Mr. Gerlach, 7,305,009; and Mr. Hamilton, 4,024.

    (3) Holdings include shares which could be acquired within 60 days upon the exercise of stock options as follows: Mr. Gerlach - 25,000 shares, Mr. Boylan - 20,114 shares, and all directors and executive officers as a group - 63,372 shares.

    (4) Mr. Sofia is also a director of Frontstep, Inc.

    (5) Mr. Halpern served as an officer of the Corporation until June 1992. The Corporation and Mr. Halpern have entered into a formal consulting agreement described under "Compensation of Directors."

     The Board of Directors has established an audit committee (the "Audit Committee") currently consisting of Messrs. Hamilton, Jennings and Sofia and Ms. Anderson. Ms. Anderson serves as Chairperson of the Audit Committee. Each member of the Audit Committee is an independent director as required by the listing standards of the Nasdaq Stock Market. The Audit Committee is governed by a charter, a copy of which was included as an exhibit to the 2001 Proxy Statement, and is charged with the responsibility of reviewing financial information (both external and internal) about the Corporation and its subsidiaries so as to assure (i) that the overall audit coverage of the Corporation and its subsidiaries is satisfactory and appropriate to protect the shareholders from undue risks and (ii) that an adequate system of internal financial control has been implemented throughout the Corporation and is being effectively followed. The Audit Committee held three meetings during the fiscal year ended June 30, 2002 ("fiscal 2002").

     The Board of Directors has established a compensation committee (the "Compensation Committee") currently consisting of Messrs. Fox, Hamilton, Jennings and O'Neill as its members. Mr. Jennings serves as Chairperson of the Compensation Committee. The powers and duties of the Compensation Committee are to consider and formulate recommendations to the Board of Directors with respect to all aspects of compensation to be paid to the Chief Executive Officer of the Corporation, to undertake such evaluations and make such reports as are required by the applicable rules of the Securities and Exchange Commission and to perform and exercise such other duties and powers as shall from time to time be designated by action of the Board of Directors. The Compensation Committee held one meeting during fiscal 2002.

     In August 2002, the Board of Directors established a nominations committee (the "Nominations Committee") consisting of Messrs. Fox, O'Neill and Sofia as its members. Mr. Sofia serves as Chairperson of the Nominations Committee. The Nominations Committee held its first meeting in August 2002 and recommended to the Board of Directors the nomination by it of the persons named under "Nominees for Term to Expire in 2005" for the three directors to be elected at the Annual Meeting on November 18, 2002.

     In addition to the committee meetings previously mentioned, the Board of Directors held a total of four meetings during fiscal 2002. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees on which they served during fiscal 2002.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To the Corporation's knowledge, based solely on its review of copies of forms filed with the Securities and Exchange Commission, all filing requirements applicable to the officers, directors and beneficial owners of more than 10% of the outstanding Common Stock under Section 16 (a) of the Securities Exchange Act of 1934, as amended, were complied with during the fiscal year ended June 30, 2002, except Larry G. Noble, vice president, was late with respect to one transaction affecting one Form 4.

                            COMPENSATION OF DIRECTORS

     Directors who are not employees of the Corporation or any of its subsidiaries receive an annual retainer fee of $18,000 plus $1,000 for each meeting of the Board or committee of the Board attended. Directors who serve as chairpersons of the Audit Committee and Compensation Committee receive an additional annual retainer fee of $5,000 and $2,000, respectively.

     The Corporation has a consulting agreement with Mr. Halpern pursuant to which Mr. Halpern agrees to perform advisory and consulting services for an annual fee of $50,000 per year. Mr. Halpern's compensation as a director is also included in this annual fee.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following individuals have beneficial ownership, directly or indirectly, of more than five percent of the outstanding Common Stock of the
Corporation:

                                                                       NATURE OF
                                                                      BENEFICIAL        AMOUNT       PERCENT OF
NAME AND ADDRESS                                                       OWNERSHIP        OWNED        OWNERSHIP
----------------                                                       ---------        -----        ---------

John B. Gerlach, Jr................................................   Direct and    8,184,087(1)(2)     22.38%
   Lancaster Colony Corporation                                        Indirect
   37 West Broad Street
   Columbus, Ohio  43215

Dareth A. Gerlach..................................................   Direct and    5,932,010(2)        16.23%
   c/o Lancaster Colony Corporation                                    Indirect
   37 West Broad Street
   Columbus, Ohio  43215

_______________________

    (1) See footnotes 1, 2, 3, 4 and 6 under "Nominees for Term to Expire in 2005" which explanations apply to Mr. Gerlach.

    (2) Includes 5,875,032 shares of Common Stock of the Corporation which are held by the John B. Gerlach Trust, of which Mr. Gerlach is trustee and of which Mrs. Gerlach is special trustee with sole voting power with respect to the shares. See footnote 5 under "Nominees for Term to Expire in 2005."

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table summarizes compensation earned during the periods indicated by those persons who were the Chief Executive Officer and the three other most highly compensated executive officers of the Corporation whose compensation during fiscal 2002 is required to be reported:

                                                                                  LONG-TERM
                                                        ANNUAL COMPENSATION(1)   COMPENSATION
                                             FISCAL   ------------------------   ------------     ALL OTHER
NAME AND PRINCIPAL POSITION                   YEAR      SALARY       BONUS        OPTIONS(#)    COMPENSATION(2)
---------------------------                  ------   ---------    -----------   ------------   ---------------

John B. Gerlach, Jr.;......................    2002    $710,000                                      $2,840
   Chairman of the Board,                      2001     710,000                      25,000           2,640
   Chief Executive Officer                     2000     710,000                                       2,780
   and President

Larry G. Noble;............................    2002    $264,000    $ 729,000                         $2,992
   Vice President(3)                           2001     261,958      682,800         15,000           1,056
                                               2000     253,675      551,700

John L. Boylan;............................    2002    $250,000    $ 115,000                         $2,466
   Treasurer, Vice President                   2001     241,500      108,000         15,000           3,809
   and Chief Financial Officer(4)              2000     230,000      138,000                          2,453

Bruce L. Rosa;.............................    2002    $250,000    $ 115,000                         $1,644
   Vice President of Development(4)            2001     241,500      108,000         15,000           1,288
                                               2000     230,000      138,000                          3,133

____________________

    (1) The named executive officers received certain perquisites in 2002, 2001 and 2000, the amount of which did not exceed the reportable threshold of the lesser of $50,000 or 10% of any such officer's salary and bonus.

    (2) Approximate amounts contributed or to be contributed on behalf of such executive officer to the 401(k) Profit Sharing Plan and Trust.

    (3) Bonus amounts listed for Mr. Noble were generally determined pursuant to a formula involving the operating performance of the Specialty Foods segment and are paid in the following fiscal year.

    (4) Fiscal year 2002 and 2001 bonus amounts listed for Messrs. Boylan and Rosa were generally determined pursuant to a formula involving the operating performance of the Corporation for the corresponding fiscal years and are paid in the succeeding fiscal year. The bonus amount listed for fiscal year 2000 was discretionarily determined.

STOCK OPTION EXERCISES AND HOLDINGS

     The following table sets forth certain information with respect to stock options exercised during fiscal 2002 by each of the executive officers named in the Summary Compensation Table and unexercised stock options held as of June 30, 2002 by such executive officers:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                                       VALUES OF UNEXERCISED IN-
                                                            UNEXERCISED OPTIONS AT    THE-MONEY OPTIONS AT FISCAL
                          UNDERLYING                          FISCAL YEAR-END(#)           YEAR-END($)(1)(2)
                           OPTIONS            VALUE       --------------------------   ---------------------------
NAME                     EXERCISED (#)   REALIZED ($)(1)  EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     -------------   ---------------  -----------  -------------   -----------   -------------

John B. Gerlach, Jr......                                  25,000                      $  154,000    $        0

Larry G. Noble...........    19,805       $  146,622                    13,482         $        0    $  180,794

John L. Boylan...........                                  20,114        7,386         $  136,048    $   63,040

Bruce L. Rosa............    14,622       $   61,559       18,258        9,242         $  120,207    $   78,880

________________

   (1) All values are shown pretax and are rounded to the nearest whole dollar.

   (2) Based on the 2002 fiscal year-end closing price of $35.66 per share.

SEVERANCE AGREEMENT

     Messrs. Boylan and Rosa are parties to agreements entitling them to severance benefits equal to (i) full salary paid through the date of their termination plus (ii) an amount equal to the lesser of (a) 100% of the highest annual rate of salary and highest annual bonus paid to Messrs. Boylan and Rosa during the three-year period prior to their respective dates of termination or
(b) twice their annual compensation (salary plus bonus) paid for the full fiscal year immediately preceding the date of their termination, in the event that within a period of one year after a "change of control" (as defined in the agreements) their employment is terminated by the Corporation (other than for cause) or by Messrs. Boylan or Rosa (if there has been any material adverse change in the terms of their employment).

REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors ("the Committee") consists of four independent non-employee directors. It is the obligation of the Committee under its present Charter to establish the compensation to be paid to the Chief Executive Officer of the Corporation and to consult with and advise the Chief Executive Officer with respect to the establishment by him of the compensation of other executive officers. The Committee also reviews matters relating to employee benefit plans and stock options and presents its recommendations respecting these matters to the Board of Directors.

     The compensation of the Chief Executive Officer for services rendered through June 30, 2003 was established by the Committee and adopted by the Board of Directors upon the Committee's recommendation. The Committee's recommendation was based upon an evaluation of the scope of his management responsibilities, his execution of them, his accomplishment of significant changes in management structure and the financial results attained under his direction. In determining his compensation, the amounts paid to chief executive officers of companies of like size in like markets were also considered. The determination of such compensation was subjective, with no specific weight being given to any particular factor. His compensation for fiscal 2002 was established by the Committee according to the application of the same evaluation standards.

     The Committee was advised by the Chief Executive Officer of the base fixed compensation levels and proposed bonus formulae to be applied in setting the compensation of senior management. It concurred that the levels of compensation established were reasonable and appropriate and provided incentives which, if realized, would produce operating results of value to the Corporation's shareholders.


                                              Edward H. Jennings, Chairperson
                                              Robert L. Fox
                                              Robert S. Hamilton
                                              Henry M. O'Neill, Jr.

                                PERFORMANCE GRAPH

           COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN
            OF LANCASTER COLONY CORPORATION, THE S&P MIDCAP 400 INDEX
                        AND THE DOW JONES U.S. FOOD INDEX

     The graph set forth below compares the five-year cumulative total return from investing $100 on June 30, 1997 in each of the Corporation's Common Stock, the S&P Midcap 400 Index and the Dow Jones U.S. Food Index.

     The Dow Jones U.S. Food Index, of which the Corporation is a member, was selected to replace the S&P Manufacturing (Diversified) Index, which was discontinued by Standard and Poor's.


[PERFORMANCE GRAPH INSERTED HERE]

                                           CUMULATIVE TOTAL RETURN
---------------------------------------------------------------------------------------------------------------
                                                 6/97       6/98       6/99       6/00      6/01       6/02
---------------------------------------------------------------------------------------------------------------
 Lancaster Colony Corporation                   100.00    119.12      110.63      63.92    110.75     122.21
---------------------------------------------------------------------------------------------------------------
 S&P Midcap 400                                 100.00    127.15      149.00     174.29    189.76     168.26
---------------------------------------------------------------------------------------------------------------
 Dow Jones U.S. Food                            100.00    114.10       98.53      90.31     88.32     104.98
---------------------------------------------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Corporation's financial process on behalf of the Board of Directors and operates under a written charter (Exhibit A to the 2001 Proxy Statement). The committee held three meetings during fiscal 2002. The committee has reviewed and discussed the audited financial statements for fiscal 2002 with both management and the Corporation's independent auditors, Deloitte & Touche LLP. The discussions with Deloitte & Touche LLP included matters required to be discussed by the Statement on Auditing Standards No. 61. In addition, the committee received from Deloitte & Touche LLP written independence disclosures and the letter required by the Independence Standards Board Standard No. 1 and discussed with Deloitte & Touche LLP its independence. Based on the review of the audited financial statements and the discussions described above, the committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended June 30, 2002 for filing with the Securities and Exchange Commission.


                                     Kerrii B. Anderson, Chairperson
                                     Robert S. Hamilton
                                     Edward H. Jennings
                                     Zuheir Sofia


                             AUDIT AND RELATED FEES

AUDIT FEES

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Corporation's consolidated financial statements for the fiscal year ended June 30, 2002, including for reviews of the financial statements included in the Corporation's quarterly reports on Form 10-Q for such year, were $355,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The aggregate fees billed by Deloitte & Touche LLP for services related to financial information systems design and implementation for the fiscal year ended June 30, 2002 were $76,000.

ALL OTHER FEES

     The aggregate fees billed by Deloitte & Touche LLP for all other services rendered for the fiscal year ended June 30, 2002 were $55,000.

     The Audit Committee has considered whether the provision of the services related to financial information systems design and implementation and for all other non-audit services described in the immediately preceding two paragraphs is compatible with maintaining the independence of Deloitte & Touche LLP.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP has acted as independent certified public accountants of the Corporation during the fiscal year ended June 30, 2002. Deloitte & Touche LLP is expected to have a representative present at the Annual Meeting who may make a statement, if desired, and will be available to answer appropriate questions.

                               OTHER TRANSACTIONS

     The Corporation contracts with John Gerlach & Company, an accounting partnership, to provide certain internal auditing, general accounting and tax services of a type generally available from an independent accounting firm. A brother-in-law of the Company's chief executive officer is a minority partner in the firm. The fee paid to John Gerlach & Company for its services is measured by the volume of work performed and is reviewed by the Audit Committee. The fees paid for services for the fiscal year ended June 30, 2002 were $406,000.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be in the Proxy Statement for the 2003 Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices no later than June 18, 2003. In addition, if a shareholder fails to provide the Corporation notice of any shareholder proposal on or before September 2, 2003, then the Corporation may vote in its discretion as to the proposal all of the shares for which it has received proxies for the 2003 Annual Meeting of Shareholders.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no other business that will come before the Annual Meeting. Should any other matter requiring the vote of the shareholders arise, the enclosed proxy confers upon the proxy holders discretionary authority to vote the same in respect to the resolution of such other matters as they, in their best judgment, believe to be in the interest of the Corporation.


                                  By Order of the Board of Directors
                                  JOHN B. GERLACH, JR.
                                  Chairman of the Board,
                                  Chief Executive Officer
                                  and President

October 16, 2002

                          LANCASTER COLONY CORPORATION

         PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS NOVEMBER 18, 2002

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Robert S. Hamilton, Henry M. O'Neill, Jr. and Zuheir Sofia, or any of them, proxies of the undersigned, with power of substitution, to vote all shares of stock of the Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held November 18, 2002, or at any and all adjournments thereof, and to exercise all of the powers which the undersigned would be entitled to exercise as a shareholder if personally present upon the following matters:

                 (TO BE CONTINUED AND SIGNED ON THE OTHER SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF SHAREHOLDERS
                          LANCASTER COLONY CORPORATION

                               NOVEMBER 18, 2002





              - PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED -


                         -
                        |
A [X] PLEASE MARK YOUR                                                     |
      VOTES AS IN THIS                                                     |____
      EXAMPLE


IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.



                 FOR      WITHHELD

1. Election of   [ ]        [ ]         NOMINEES: FOR TERM EXPIRING 2005:   2. The transaction of all other matters as may
   Directors.                                     Robert L. Fox                 properly come before the meeting.
FOR, EXCEPT VOTE WITHHELD FROM THE                John B. Gerlach, Jr.
FOLLOWING NOMINEE(S):                             Edward H. Jennings

__________________________________                                          (continued from other side)





SIGNATURE(S)_______________________________________ DATE__________________, 2002

SIGNATURE(S)_______________________________________ DATE__________________, 2002

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Please date, sign and mail this proxy in the enclosed envelope. No postage is required for mailing in the United States.